UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 7, 2011

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 419-9544

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Equity Incentive Awards.  On March 7, 2011, following the Annual Meeting of Shareholders, the results of which are detailed in Item 5.07 below, the Compensation Committee ( “Compensation Committee”) of the Company’s Board of Directors, determined to award James O. McKenna, the Company’s Chief Financial Officer/Treasurer, options to purchase 100,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the Company’s 2011 Long Term Incentive Plan, which was approved by shareholders at the Annual Meeting.  As to this award:  the grant date is March 9, 2011; the exercise price is equal to the closing price of the Common Stock on the Nasdaq SmallCap Market on the grant date; and the vesting schedule is as follows:  (i) as to 50% of the grant (50,000 shares), on the third anniversary of the grant date; (ii) as to 25% of the grant (25,000 shares), on the fourth anniversary of the grant date; and (iii) as to 25% of the grant (25,000 shares), on the fifth anniversary of the grant date.

In connection with the grant to Mr. McKenna and grants to non-executive officers and employees that reflect the vesting schedule described above, the Compensation Committee also determined to modify the vesting schedule of the award of options to purchase 200,000 shares of Common Stock granted to its President and Chief Executive Officer Brett M. Johnson in November 2010 to conform it to the vesting schedule described above.  That award originally was to vest in equal 20% parts on each of the first five anniversary dates of the grant date of November 5, 2010.

Employment Agreement.  The Compensation Committee on March 7, 2011, also approved changes in the terms of compensatory arrangements with Mr. McKenna under his employment agreement with the Company, subject to and effective upon his relocation to California in connection with the anticipated move of the Company’s executive offices to Los Angeles in the near future.  The changes relate to salary, housing allowance/relocation, and termination, as described below.  Other terms of the executive’s employment agreement, a copy of which is set forth as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed August 16, 2010, remain unchanged.

Salary: increase of base salary to $225,000 per annum from $175,000 per annum currently

Housing Allowance/Relocation: (i) the executive will be entitled to a housing allowance of $7,500 per month, or $90,000 per annum, to assist in defraying the increase in housing costs anticipated to be incurred by him and his family in the relocation.  The allowance will be phased out over time if, as, and to the extent that the executive’s base salary increases, with the percentage reduction in the allowance exceeding the percentage increase in base salary, all according to a schedule approved by the Compensation Committee.  (ii) The Company will reimburse the executive’s reasonable out-of-pocket costs incurred in the relocation.  (iii) The Company will reimburse the executive’s current monthly expense in respect of his existing lease of his house in Florida until the earlier of lease expiration in August 2011 or the date of early lease termination.

Termination of Employment.  The executive’s employment agreement will be amended to provide that, in the event his employment with the Company is terminated by him for good reason (as it will be re-defined in the agreement) or by the Company without cause, in either case within the first 36 months after relocation, the Company will reimburse him for his reasonable out-of-pocket costs incurred in connection with a return to Florida, including the expense of termination of the lease of his California residence not to exceed 12 months of such expense.

Director Compensation, etc. On March 7, 2011, in accordance with existing practice the Compensation Committee also voted to recommend the grant of awards of options to purchase 10,000 shares of Common Stock to each of the Company’s newly elected directors, Messrs. John Chiste,  Fred Hamilton, Frank LaGrange Johnson, Stephen Key, Owen P.J. King, and Louis Lipschitz, or 60,000 shares in the aggregate, as well as the grant of an award of options to purchase 5,000 shares of Common Stock to the Company’s Corporate Secretary, Steven Malsin.  These awards were approved by the Board of Directors, have a grant date of March 9, 2011, and vest one year from the grant date, or March 8, 2012, subject to each grantee’s compliance with the service period.  The option exercise price is equal to the closing bid price of the Company’s Common Stock on the Nasdaq SmallCap Market on the grant date.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On Monday, March 7, 2011, the Company held its Shareholders Annual Meeting. The directors named below were elected and the following matters were approved by shareholders at the Annual Meeting:

1.        Election of a Board of Directors.

	Number of Shares Voted
Name	For	Withheld	Broker NonVotes
John Chiste	3,621,467	309,781	3,239,444
Fred Hamilton	3,620,997	310,251	3,239,444
Frank LaGrange Johnson	3,881,774	49,474	3,239,444
Stephen Key	3,882,280	48,968	3,239,444
Owen P.J. King	3,881,909	49,339	3,239,444
Louis Lipschitz	3,620,518	310,730	3,239,444

2.        Approval of the Company’s 2011 Long Term Incentive Plan that authorizes 850,000 shares of Common Stock for grants of various types of equity awards to officers, directors, and employees.

For	Against	Abstain	Broker NonVotes
3,181,395	503,848	246,005	3,239,475

3.        Ratification of the appointment of J.H. Cohn LLP as the Company’s independent registered accounting firm in respect of the fiscal year ending September 30, 2011.

For	Against	Abstain	Broker NonVotes
7,057,025	49,858	63,809	0

4.        Advisory (non-binding) vote as to approval of Company’s Executive Compensation programs.

For	Against	Abstain	Broker NonVotes
3,589,507	305,744	35,997	3,239,444

5.        Advisory (non-binding) vote as to frequency of vote with respect to approval of Company’s Executive Compensation programs.

Votes for One Year	Votes for Two Years	Votes for Three Years	Abstain	Broker NonVotes
1,423,797	2,130,594	354,153	22,704	3,239,444

The Company intends to file a registration statement on Form S-8 under the Securities Act of 1933 to register the shares of common stock authorized for awards under the 2011 Long Term Incentive Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

None

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty, including without limitation, anticipated transaction structure and terms of the transaction, status of the acquisition process, uncertainties in the negotiation of definitive agreements, the due diligence process, the ability to obtain necessary third party consents, as well as general market conditions, competition and pricing. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2010 and subsequent reports on Forms 10-Q and 8-K as filed with the Securities and Exchange Commission for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2011	By:	/s/ Brett M. Johnson
		Name:	Brett M. Johnson
		Title:	Principal Executive Officer